Harding, Loevner Funds, Inc. (the "Fund")
                         Prospectus dated March 1, 2005
                      Supplement dated as of April 13, 2005


The chart in the International Equity Portfolio section under the heading "Average Annual Total Returns" on page 3 of the Fund's prospectus is deleted and replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2004)
---------------------------------------------------------- ------------- -------------- ----------------- --------------------------
                                                             ONE YEAR     FIVE YEARS       TEN YEARS           SINCE PORTFOLIO'S
                                                                                                                  INCEPTION1
---------------------------------------------------------- ------------- -------------- ----------------- --------------------------
---------------------------------------------------------- ------------- -------------- ----------------- --------------------------
International Equity Portfolio
     Return Before Taxes                                     11.64%        -3.67%          5.42%                     4.84%
     Return After Taxes on Distributions2                    11.79%        -3.93%          4.96%                     4.39%
     Return  After  Taxes  on  Distributions  and Sale of     7.88%        -3.07%          4.58%                     4.06%
        Fund Shares2
---------------------------------------------------------- ------------- -------------- ----------------- --------------------------
---------------------------------------------------------- ------------- -------------- ----------------- --------------------------
MSCI All Country World ex-U.S. Index3                        20.92%        -0.26%          5.87%                      5.42%
---------------------------------------------------------- ------------- -------------- ----------------- --------------------------
---------------------------------------------------------- ------------- -------------- ----------------- --------------------------
Lipper International Equity Fund Index3                      18.59%        -0.90%          7.20%                      6.52%
---------------------------------------------------------- ------------- -------------- ----------------- --------------------------

     1Includes predecessor fund performance (Inception Date: May 11, 1994). On October 31, 1996, the Portfolio received the net assets of the AMT Capital Fund, Inc. - Harding Loevner International Equity Portfolio pursuant to an agreement and plan of reorganization dated October 14, 1996.

     2After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     3Returns for indices do not reflect deductions for fees or expenses. In the table above, the Portfolio's average annual total return for the periods shown is compared to (i) the MSCI All Country World ex-U.S. Index, an index of equity securities which includes all developed and emerging markets in the Morgan Stanley Capital International ("MSCI") universe of 48 countries, excluding the U.S. and (ii) the Lipper International Equity Fund Index, an index of international equity mutual funds compiled by Lipper Analytical Services, Inc.